UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Section 240.14a-12
Fox Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

FOX CORPORATION

2026 Annual Meeting
Vote by November 3, 2026
11:59 PM EST

FOX

FOX CORPORATION
1211 AVENUE OF THE AMERICAS
44TH FLOOR
NEW YORK, NY 10036

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You invested in FOX CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 4, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 4, 2026
10:00 a.m. (Eastern Standard Time)

Virtually at:
www.virtualshareholdermeeting.com/FOX2026
The company will be hosting the meeting live via the Internet. To attend the meeting go to www.virtualshareholdermeeting.com/FOX2026.
Have the control number that is printed above available and follow the instructions.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Proposal to elect 7 directors.	
1a.	Lachlan K. Murdoch	For
1b.	Tony Abbott AC	For
1c.	William A. Burck	For
1d.	Chase Carey	For
1e.	Roland A. Hernandez	For
1f.	Margaret "Peggy" L. Johnson	For
1g.	Paul D. Ryan	For
2.	Proposal to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending June 30, 2027.	For
3.	Advisory vote to approve named executive officer compensation.	For
4.	Simple Majority Vote.	Against

NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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